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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 15, 2005

                        Commission file number: 000-26393





                            JUPITERMEDIA CORPORATION
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                                              06-1542480
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(State or other jurisdiction                                (I.R.S. Employer
     of incorporation)                                     Identification No.)


23 OLD KINGS HIGHWAY SOUTH
   DARIEN, CONNECTICUT                                            06820
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  (Address of principal                                         (Zip Code)
   executive offices)


                                 (203) 662-2800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

On February 15, 2005, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Jupitermedia Corporation



Date:    February 16, 2005            By: /s/ Christopher S. Cardell
                                          -------------------------------------
                                          Christopher S. Cardell
                                          President and Chief Operating Officer

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                                  EXHIBIT INDEX
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Exhibit No.                        Description
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99.1         Press release, dated February 15, 2005, of Jupitermedia Corporation